EXHIBIT 24
FIDELITY SOUTHERN CORPORATION
POWER OF ATTORNEY
     The undersigned director and/or officer of FIDELITY SOUTHERN CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., B. Rodrick Marlow, and Martha C. Fleming, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power to act individually and power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to the annual report for the Corporation’s fiscal year ending December 31, 2006, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2007.

/s/ David R. Bockel
David R. Bockel

EXHIBIT 24
FIDELITY SOUTHERN CORPORATION
POWER OF ATTORNEY
     The undersigned director and/or officer of FIDELITY SOUTHERN CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., B. Rodrick Marlow, and Martha C. Fleming, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power to act individually and power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to the annual report for the Corporation’s fiscal year ending December 31, 2006, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2007.

/s/ Edward G. Bowen, M. D.
Edward G. Bowen, M. D.

EXHIBIT 24
FIDELITY SOUTHERN CORPORATION
POWER OF ATTORNEY
     The undersigned director and/or officer of FIDELITY SOUTHERN CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., B. Rodrick Marlow, and Martha C. Fleming, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power to act individually and power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to the annual report for the Corporation’s fiscal year ending December 31, 2006, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2007.

/s/ Kevin S. King
Kevin S. King

EXHIBIT 24
FIDELITY SOUTHERN CORPORATION
POWER OF ATTORNEY
     The undersigned director and/or officer of FIDELITY SOUTHERN CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., B. Rodrick Marlow, and Martha C. Fleming, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power to act individually and power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to the annual report for the Corporation’s fiscal year ending December 31, 2006, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2007.

/s/ James H. Miller, III
James H. Miller, III

EXHIBIT 24
FIDELITY SOUTHERN CORPORATION
POWER OF ATTORNEY
     The undersigned director and/or officer of FIDELITY SOUTHERN CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., B. Rodrick Marlow, and Martha C. Fleming, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power to act individually and power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to the annual report for the Corporation’s fiscal year ending December 31, 2006, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2007.

/s/ Robert J. Rutland
Robert J. Rutland

EXHIBIT 24
FIDELITY SOUTHERN CORPORATION
POWER OF ATTORNEY
     The undersigned director and/or officer of FIDELITY SOUTHERN CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., B. Rodrick Marlow, and Martha C. Fleming, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power to act individually and power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to the annual report for the Corporation’s fiscal year ending December 31, 2006, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C.,, pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2007.

/s/ W. Clyde Shepherd, III
W. Clyde Shepherd, III

EXHIBIT 24
FIDELITY SOUTHERN CORPORATION
POWER OF ATTORNEY
     The undersigned director and/or officer of FIDELITY SOUTHERN CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., B. Rodrick Marlow, and Martha C. Fleming, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power to act individually and power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to the annual report for the Corporation’s fiscal year ending December 31, 2006, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2007.

/s/ Rankin M. Smith, Jr.
Rankin M. Smith, Jr.